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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): April 28, 2003


                      ELECTRONIC TELE-COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

        Wisconsin                  0-13981                  39-1357760
(State of Incorporation)   (Commission File Number)    (IRS Employer ID No.)

                               1915 MacArthur Road
                               Waukesha, WI 53188
              (Address of Principal Executive Offices and Zip Code)

Registrant's Telephone Number: (262) 542-5600


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Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.       Description

99.1              Press Release of Electronic Tele-Communications, Inc., dated
                  April 28, 2003.

Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition.

On April 28, 2003, Electronic Tele-Communications, Inc. issued a press release announcing its first quarter 2003 financial results. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ELECTRONIC TELE-COMMUNICATIONS, INC.



Date: April 28, 2003                        /s/ Jeffrey M. Nigl
                                            ------------------------------------
                                            Vice President, Treasurer & Chief
                                            Financial Officer







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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1              Press Release of Electronic Tele-Communications, Inc., dated
                  April 28, 2003.













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